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Exhibit 10.13

Adoption Agreement #003 - Nonstandardized Code Section 401(k) Profit Sharing Plan, effective November 14, 1996. This Adoption Agreement #003 is incorporated by reference from Form 10-K of Brenton Banks, Inc. for the year ended December 31, 1996.
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